Exhibit A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing of HLT Holdco III LLC, HLT Holdco II LLC, HLT Holdco LLC, BH Hotels Holdco LLC, HLT BREP VI.TE.2 Holdco LLC, HLT BREP VI.TE.2 Holdings Holdco LLC, Blackstone Real Estate Partners VI.TE.2 L.P., HLT BREH VI Holdco LLC, HLT A23 BREH VI Holdco LLC, HLT BREH VI-A Holdings Holdco LLC, Blackstone Real Estate Holdings VI L.P., BREP VI Side-by-Side GP L.L.C., HLT BREH Intl II Holdco LLC, HLT BREH Intl II Holdings Holdco LLC, Blackstone Real Estate Holdings International II-Q L.P., BREP International II-Q GP L.P., BREP International II-Q GP L.L.C., HLT A23 Holdco LLC, Blackstone Real Estate Partners VI L.P., Blackstone Capital Partners V L.P., Blackstone Management Associates V L.L.C., BMA V L.L.C., Blackstone Real Estate Associates VI L.P., BREA VI L.L.C., Blackstone Holdings III L.P., Blackstone Holdings III GP L.P., Blackstone Holdings III GP Management L.L.C., The Blackstone Group L.P., Blackstone Group Management L.L.C. and Stephen A. Schwarzman, on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Hilton Worldwide Holdings Inc., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 14th day of February 2017.

HLT HOLDCO III L.L.C.

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

HLT HOLDCO II L.L.C.

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

HLT HOLDCO L.L.C.

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

HLT BREH VI HOLDCO LLC
By:	BH Hotels Holdco LLC, its sole member
By:	Blackstone Real Estate Partners VI L.P., its managing member
By:	Blackstone Real Estate Associates VI LP, its general partner
By:	BREA VI LLC, its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT A23 HOLDCO LLC
By:	BH Hotels Holdco LLC, its sole member
By:	Blackstone Real Estate Partners VI L.P., its managing member
By:	Blackstone Real Estate Associates VI LP, its general partner
By:	BREA VI LLC, its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

[Hilton Worldwide Holdings Inc. – Joint Filing Agreement]

BH HOTELS HOLDCO LLC
By:	Blackstone Real Estate Partners VI L.P., its managing member
By:	Blackstone Real Estate Associates VI L.P, its general partner
By:	BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREP VI.TE.2 HOLDCO LLC
By:	HLT BREP VI.TE.2 Holdings Holdco LLC, its sole member
By:	Blackstone Real Estate Partners VI.TE.2 L.P., its sole member
By:	Blackstone Real Estate Associates VI L.P., its general partner
By:	BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREP VI.TE.2 HOLDINGS HOLDCO LLC
By:	Blackstone Real Estate Partners VI.TE.2 L.P., its sole member
By:	Blackstone Real Estate Associates VI L.P., its general partner
By:	BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE PARTNERS VI.TE.2 L.P.
By:	Blackstone Real Estate Associates VI L.P., its general partner,
By:	BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

[Hilton Worldwide Holdings Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE PARTNERS VI L.P.
By:	Blackstone Real Estate Associates VI L.P., its general partner
By:	BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE ASSOCIATES VI L.P.
By:	BREA VI L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREA VI L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE CAPITAL PARTNERS V L.P.
By:	Blackstone Management Associates V L.L.C., its general partner
By:	BMA V, L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE MANAGEMENT ASSOCIATES V L.L.C.
By:	BMA V, L.L.C., its sole member

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BMA V L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[Hilton Worldwide Holdings Inc. – Joint Filing Agreement]

HLT A23 BREH VI HOLDCO LLC
By:	HLT BREH VI-A Holdings Holdco LLC, its sole member
By:	Blackstone Real Estate Holdings VI L.P., its sole member
By:	BREP VI Side-by-Side GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREH VI-A HOLDINGS HOLDCO LLC
By:	Blackstone Real Estate Holdings VI L.P., its sole member
By:	BREP VI Side-by-Side GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE HOLDINGS VI L.P.
By:	BREP VI Side-by-Side GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREP VI SIDE-BY-SIDE GP L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

HLT BREH INTL II HOLDCO LLC

By:	/s/ Kenneth A. Caplan
Name:	Kenneth A. Caplan
Title:	Senior Managing Director

[Hilton Worldwide Holdings Inc. – Joint Filing Agreement]

HLT BREH INTL II HOLDINGS HOLDCO LLC
By:	Blackstone Real Estate Holdings International
II-Q L.P., its controlling member
By:	BREP International II-Q GP L.P., its general partner
By:	BREP International II-Q GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE REAL ESTATE HOLDINGS INTERNATIONAL II-Q L.P.
By:	BREP International II-Q GP L.P., its general partner
By:	BREP International II-Q GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREP INTERNATIONAL II-Q GP L.P.
By:	BREP International II-Q GP L.L.C., its general partner

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BREP INTERNATIONAL II-Q GP L.L.C.

By:	/s/ Paul Quinlan
Name:	Paul Quinlan
Title:	Managing Director

BLACKSTONE HOLDINGS III L.P.
By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

[Hilton Worldwide Holdings Inc. – Joint Filing Agreement]

BLACKSTONE HOLDINGS III GP L.P.
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

THE BLACKSTONE GROUP L.P.
By:	Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

/s/ Stephen A. Schwarzman
Name:	Stephen A. Schwarzman

[Hilton Worldwide Holdings Inc. – Joint Filing Agreement]